EXHIBIT 99.1

                              ACQUISITION AGREEMENT
                                      AMONG
                        IMAGING TECHNOLOGIES CORPORATION,
                               ENSTRUCTURE, INC.,
                                       AND
                   THE STOCKHOLDERS LISTED ON EXHIBIT A HERETO


                                TABLE OF CONTENTS
                         TABLE OF SCHEDULES AND EXHIBITS

Exhibit  A          Shareholders  of  EnStructure,  Inc.
Exhibit  B          Imaging  Technologies  Corporation  Disclosure  Schedule
Exhibit  C          EnStructure,  Inc.  Disclosure  Schedule
Exhibit  D          EnStructure,  Inc.  Shareholders  Disclosure  Schedule
Exhibit  E          List  of  Existing  Accounts
Schedule  1.2.1          Assets  and  Liabilities  of  EnStructure,  Inc.

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                            STOCK PURCHASE AGREEMENT
     THIS PURCHASE AGREEMENT ("Agreement"), dated as of March 8, 2002,, is by and among Imaging Technologies Corporation, a Delaware corporation ("Buyer"), EnStructure, Inc., a Nevada corporation, and each of its subsidiaries (collectively the "Company"), and the persons and/or entities listed on Exhibit
                                                                         -------
A hereto who are the holders in the aggregate of all the issued and outstanding capital stock of the Company (referred to collectively as the "Seller") (Buyer, Company, and Seller may be referred to collectively as the "Parties").
     R  E  C  I  T  A  L  S
     A. The capital stock of the Company consists of Twenty-five thousand (25,000) authorized shares of Common Stock, $0.01 par value (the "Company Shares" or "Shares"), of which Twenty-five thousand (25,000) are currently issued and outstanding and held by Seller.
B. Upon the terms and conditions set forth below, Seller desires to sell all of the Shares in the Company to Buyer, such that, following such transaction, the Company will be a 100% owned subsidiary of Buyer.
NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:
     ARTICLE  1
     SALE  AND  PURCHASE  OF  THE  SHARES
     1.1     Issuance  of the Shares. Subject to the terms and conditions herein
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set  forth,  and  on the basis of the representations, warranties and agreements herein contained, Seller shall sell and transfer to Buyer that certain number of the Company Shares that will constitute 100% of the issued and outstanding common stock of the Company.
1.2     Consideration.  In  consideration  for this Agreement, the Parties shall
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provide  the  following:
     1.2.1.     The  Company's  Assets  and  Liabilities.  Upon  the Closing (as
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defined below), Buyer will purchase all of the outstanding stock of the Company.
All assets and liabilities of the Company shall be listed on Schedule 1.2.1 by the Company.
          1.2.2     Purchase  Price.  The  Purchase  Price  shall  be $ 250,000,
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increased  or  decreased  as  set  forth  in this paragraph and Paragraph 1.2.3, below. The Purchase Price has been determined based on the representation that BY June 2002, the Company will have an annual revenue run rate of approximately $20,000,000 with net annual profit in the range of $200,000 from accounts shown on Exhibit E hereto. The Purchase Price will be payable in Buyer's shares of common stock (Buyer's Shares"). This Purchase Price is based upon Company delivering a monthly revenue rate of $1,700,000 by month ending June 2002. Twelve million, five hundred thousand Buyer's Shares will be held in escrow by Buyer's attorney until the actual June revenue is known. The actual number of Buyer's Shares to be issued to Sellers will be adjusted upward or downward based upon June's actual results from existing accounts as shown on Exhibit E hereto ("Actual June Revenue"). The formula to be used is: Buyer's Shares to be issued to Sellers shall be equal to Actual June Revenue divided by $1,700,000 multiplied by $250,000, divided by the closing price of Buyer's Shares the trading day prior to the day that Buyer's Shares are issued to Sellers, which will be no later than fifteen (15) business days after the Actual June Revenue is provided to Buyer. The number of Buyer's Shares to be issued to Sellers will be adjusted for any stock dividends, stock splits, reverse splits or similar actions occurring between the date this Agreement is signed and the day that the Buyer's Shares are issued to Sellers. Two million, five hundred thousand of the Buyer's Shares to be issued to Sellers will remain in escrow with Buyer's attorney until the calculation contemplated by Paragraph 1.2.3, below, is done.
          1.2.3     Client Retention.Client retention and maintenance of revenue
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are  material  to  the  Buyer's desire to acquire the Company. Therefore, if the average monthly revenue for the period July-December, 2002 from existing accounts as shown on Exhibit E hereto should decrease from the Actual June
Revenue, then the purchase price shall be adjusted downward by the following formula: Buyer's Shares to be issued to Sellers shall be equal to the average monthly revenue for the period July-December, 2002 divided by the Actual June Revenue multiplied by the number of Buyer's Shares to be issued under paragraph
1.2.2. The Buyer's Shares remaining in escrow with Buyer's attorney will be distributed according to the results of this calculation.

     1.2.4     Management  Agreements.  A management and/or consulting agreement
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mutually  approved  by  Buyer and Seller will be negotiated and executed between the  Company  and  Richard  R.  McKinley.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES
     2.1     Representations  and  Warranties  of  Seller  and  the Company. For
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purposes of this Agreement, the representations and warranties set forth in this
Agreement that apply to the Company also apply to each subsidiary of the Company. Except as disclosed in a schedule to this Agreement referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by the Seller and the Company to the Buyer prior to the execution of this Agreement (the "Disclosure Schedules"), the Seller and the Company (including each subsidiary of the Company) each represent, warrant and covenant to Buyer, as of the date hereof and as of the Closing, as follows:
     2.1.1     Organization,  Standing, Power. The Company is a corporation duly
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organized, validly existing, and in good standing under the laws of the state of
Nevada. It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. The Company is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect (as defined below) on the Company. For purposes of this Agreement, the term "Material Adverse Effect" means any change or effect that, individually or when taken together with all other such changes or effects which have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition, or results of operations of the entity.

     2.1.2     Authority;  No  Conflict. The Company has all requisite power and
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authority  to  enter  into  this  Agreement  and  to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, including the approvals of the shareholders and the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and the Seller and constitutes a valid and binding obligation of each of said parties enforceable in accordance with its terms, The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation, or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of the Company (any such conflict, violation, default, right, loss, or creation being referred to herein as a "Violation") pursuant to: (i) any provision of the organization documents of the Company; or
(ii) any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to the Company's or the Seller's respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on any of the Parties.
     2.1.3     Capitalization  of  the  Company.
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               (a)     The Company. The capital stock of the Company consists of
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Twenty-five thousand (25,000) authorized shares of Common Stock, $0.01 par value
(the "Company Shares"), of which Twenty-five thousand (25,000) are currently issued and outstanding and held by Seller.
     (b) The Company Shares are duly and validly issued, fully paid and nonassessable, and issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws or pursuant to valid exemptions therefrom. The Company Shares are free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.
(d) There are no options, warrants, rights, calls, commitments, plans, contracts, or other agreements of any character granted or issued by the Company or Seller which provide for the purchase, issuance, or transfer of any additional shares of the capital stock of the Company nor are there any outstanding securities granted or issued by the Company that are convertible into any shares of the equity securities of the Company, and none is authorized. The Company has no outstanding bonds, debentures, notes, or other indebtedness the holders of which have the right to vote (or convertible or exercisable into securities having the right to vote) with holders of the Company's capital stock on any matter.

     (e) The Company is not a party or subject to any agreement or understanding, and, to the best of the knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a shareholder or director of the Company.
(f) The Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.
     2.1.4     Subsidiaries.  "Subsidiary"  or  "Subsidiaries"  means  all
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corporations,  trusts,  partnerships,  associations,  joint  ventures,  or other
Persons of which the Company owns not less than twenty percent (20%) of the voting securities or other equity or of which any of the Parties or any Subsidiary of any of the Parties possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts, or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture, or other entity. Prior to the Closing of this Agreement, there are no Subsidiaries of the Company other than as disclosed herein or disclosed on the Disclosure Schedules. The Disclosure Schedules set forth the owners with percentage ownership of each Subsidiary.
2.1.5     No  Defaults.  The  Company  has not received notice that it would be,
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with  the  passage  of  time, in default or violation of any term, condition, or provision of: (i) its Articles of Incorporation or Bylaws; (ii) any judgment, decree, or order applicable to it; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease, license, or other instrument to which the Company is now a party or by which it or any of its properties or assets may be bound, except for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on any of the Parties.
2.1.6     Governmental  Consents.  Any  consents,  approvals,  orders,  or
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authorizations  of or registrations, qualifications, designations, declarations,
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or  filings  with  or  exemptions  by  (collectively  "Consents"),  any  court, administrative agency, or commission, or other federal, state, or local governmental authority or instrumentality, whether domestic or foreign (each a "Governmental Entity"), which may be required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby, except for such Consents which if not obtained or made would not have a Material Adverse Effect on any of the Parties for the transactions contemplated by this Agreement, are the responsibility of the respective Party. The Company hereby represents and warrants that such Consents have been obtained by it.
2.1.7     Financial Statements. Prior to Closing, as defined herein, the Company
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will  have  furnished  Buyer  with  a  true  and  complete copy of its financial statements for the period ending February 28, 2001, (the "Financial Statements"), which will comply as to form in all material respects with all applicable accounting requirements with respect thereto, including GAAP, Regulation S-K and Regulation S-X, as if the Company were required to file reports under the 1934 Act, will have been prepared internally and will fairly present the financial positions of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended. Prior to Closing, as defined herein, the Financial Statements will have been audited by an auditing firm selected by Buyer, and will contain the auditor's report thereon. There will have been no change in the Company's accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Financial Statements, except as described in the notes thereto.
2.1.8     Absence of Undisclosed Liabilities. The Company has no liabilities nor
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obligations  (whether  absolute, accrued, or contingent) except: (i) Liabilities that are accrued or reserved against in its Balance Sheet; or (ii) additional Liabilities reserved against since February 28, 2002 that (x) have arisen in the ordinary course of business; (y) are accrued or reserved against on their books and records; and (z) amount in the aggregate to less than $10,000. All liabilities of the Company known to the Company or the Sellers are set forth on
Schedule  2.1.8.

     2.1.9     Absence  of  Changes.  Since  February  28, 2002, the Company has
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conducted  its businesses in the ordinary course and there has not been: (i) any
Material Adverse Effect on the business, financial condition, liabilities, or assets of the Company or any development or combination of developments of which either management of the Company or Seller has knowledge which is reasonably likely to result in such an effect; (ii) any damage, destruction, or loss, whether or not covered by insurance, having a Material Adverse Effect on the Company; (iii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock, or property) with respect to the capital stock of the Company; (iv) any increase or change in the compensation or benefits payable or to become payable by the Company to any of its employees;
(v) any sale, lease, assignment, disposition, or abandonment of a material amount of property of the Company; (vi) any increase or modification in any bonus, pension, insurance, or other employee benefit plan, payment, or arrangement made to, for, or with any of its employees; (vii) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights, and similar equity based awards; (viii) any resignation or termination of employment of any officer of the Company, and the Company to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer; (ix) any merger or consolidation with another entity, or acquisition of assets from another entity; (x) any loan or advance by the Company to any person or entity, or guaranty by the Company of any loan or advance; (xi) any amendment or termination of any contract, agreement, or license to which the Company is a party; (xii) any mortgage, pledge, or other encumbrance of any asset of any of the Company; (xiii) any waiver or release of any right or claim of the Company; (xiv) any write off as uncollectible any note or account receivable or portion thereof; or (xv) any agreement by the Company to  do  any  of  the  things  described  in  this  paragraph.
2.1.10     Patents  and  Trademarks.  The  Company  has  sufficient  title  and
           ------------------------
ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for its businesses as now conducted without any conflict with or infringement of the rights of others. The Intellectual Property owned by the Company is listed in the Disclosure Schedules. There are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity. The Company has not received any communications alleging that they have violated or, by conducting its businesses as proposed, would violate any of the Intellectual Property of any other person or entity. Neither Seller nor the Company are aware that any of their employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's respective business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by its employees, nor the conduct of the Company's business as proposed, will, to the best of the Company's and Seller's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe that it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by any of the Parties.
2.1.11     Certain  Agreements.  Neither  the  execution  and  delivery  of this
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Agreement nor the consummation of the transactions contemplated hereby will: (i)
result in any payment (including, without limitation, severance, unemployment compensation, parachute payment, bonus, or otherwise), becoming due to any director, employee, or independent contractor of the Company, from any other Party under any agreement or otherwise; (ii) materially increase any benefits otherwise payable under any agreement; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.
2.1.12     Compliance with Other Instruments. The Company is not in violation or
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default  of  any provision of its articles of incorporation or bylaws, or of any instrument, judgment, order, writ, decree, or contract to which they are a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule, or regulation which may be applicable to it. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract, or an event that results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its businesses, or operations, or any of its assets or properties.
2.1.13     Employee Benefit Plans. All employee benefit plans (including without
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limitation  all  plans which authorize the granting of stock options, restricted stock, stock bonuses, or other equity based awards) covering active, former, or retired employees of the Company are listed in the Disclosure Schedules.
2.1.14     Other Personal Property. The books and records of the Company contain
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a  complete  and  accurate listing and description, and specify the location, of all trucks, automobiles, machinery, equipment, furniture, supplies, and other tangible personal property owned by, in the possession of, or used by the Company in connection with its business. Except as set forth in the Disclosure Schedules, no personal property used by the Company in connection with its business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement.

     2.1.15     Properties  and  Liens.  Except  as  reflected  in the Financial
                ----------------------
Statements or as set forth in the Disclosure Schedules, and except for current taxes not yet delinquent, the Company owns, free and clear of any liens, claims, charges, options, or other encumbrances, all of its tangible and intangible property, real and personal, whether or not reflected in the Financial Statements (except that sold or disposed of in the ordinary course of business since the date of such statements) and all such property acquired since the date of such statements. All real property and tangible personal property of the
Company is in good operating condition and repair, ordinary wear and tear excepted.
     2.1.16     Inventory.  The  Company  does  not  maintain  any  inventory.
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     2.1.17     Major  Contracts.  The  Company  is  not  a party or subject to:
                ----------------
     (a) Any union contract, or any employment contract or arrangement providing for future compensation, written or oral, with any officer, consultant, director, or employee which is not terminable by the Company on 30 days' notice or less without penalty or obligations to make payments related to such termination;
(b) Any joint venture contract, partnership agreement or arrangement or any other agreement that has involved or is expected to involve a sharing of revenues with other persons or a joint development of products with other persons;
(c) Any manufacture, production, distribution, sales, franchise, marketing, or license agreement, or arrangement by which products or services of the Company are developed, sold, or distributed;
(d) Any material agreement, license, franchise, permit, indenture, or authorization which has not been terminated or performed in its entirety and not renewed which may be, by its terms, accelerated, terminated, impaired, or adversely affected by reason of the execution of this Agreement, or the consummation of the transactions contemplated hereby or thereby;
(e) Any material agreement, contract, or commitment that requires the consent of another person for the Company to enter into or consummate the transactions contemplated by this Agreement;
(f) Except for object code license agreements of the Company executed in the ordinary course of business, any indemnification by the Company with respect to infringements of proprietary rights; or
(g) Any contract containing covenants purporting to materially limit the Company's freedom to compete in any line of business in any geographic area.
     All contracts, plans, arrangements, agreements, licenses, franchises, permits, indentures, authorizations, instruments, and other commitments to which the Company is a party are listed in the Disclosure Schedules, are valid and in full force and effect and neither the Company nor any other party thereto, has breached any material provisions of, or is in default in any material respect under the terms thereof.
     2.1.18     Questionable  Payments.  The  Company  has  not,  nor  has  any
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director,  officer,  employee,  or  agent  of  any  of the Company: (i) made any payment or provided services or other favors in the United States or any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the business of the Company; or (ii) made any political contributions that would not be lawful under the laws of the United States, any foreign country or any jurisdiction within the United States or any foreign country. The Company has not, nor to its knowledge has any director, officer, employee, or agent of the Company, been or is the subject of any investigation by any Governmental Entity in connection with any such payment, provision of services, or contribution.
2.1.19     Recent  Transactions.  The  Company  has  not,  nor has any director,
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officer,  employee, or agent of the Company, participated in any discussions and do not intend to engage in any discussion: (i) with any representative of any corporation or corporations regarding the acquisition by or the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association, or other business entity or any individual regarding the sale, conveyance, or disposition of any of the assets of the Company or a transaction or series of related transactions in which any shares or stock of the Company are/is disposed of; or (iii) regarding any other form of acquisition, liquidation, dissolution, or winding up of the Company.

     2.1.20     Leases  in  Effect. All real property leases and subleases as to
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which the Company is a party and any amendments or modifications thereof (each a
"Lease" and, collectively, the "Leases") are listed in the Disclosure Schedules and are valid, in full force and effect and enforceable, and there are no existing defaults on the part of the Company and the Company has not received nor given notice of default or claimed default with respect to any Lease, nor is there any event that with notice or lapse of time, or both, would constitute a default thereunder. No consent is required from any other person under any Lease in connection with the completion of the transactions contemplated by this Agreement, and the Company has not received notice that any party to any Lease intends to cancel, terminate, or refuse to renew the same or to exercise any option or other right thereunder.
     2.1.21     Environmental.
                -------------
     (a) (i) The business as presently or formerly engaged in by them is and has been conducted in compliance with all applicable Environmental Laws (as defined in subparagraph (b) below), including without limitation, having all permits, licenses, and other approvals and authorizations, during the time they engaged in such businesses; (ii) there are no civil, criminal, or administrative actions, suits, demands, claims, hearings, investigations, or proceedings pending or threatened against the Company relating to any violation, or alleged violation, of any Environmental Law; and (iii) the Company has not incurred, and none of its properties presently or formerly owned or operated by it are presently subject to, any material liabilities (fixed or contingent) relating to any suit, settlement, court order, administrative order, judgment, or claim asserted or arising under any Environmental Law.
(b) "Environmental Law" means any federal, state, foreign, and local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, judgment, decree, injunction, requirement, or agreement with any governmental entity relating to: (i) the protection, preservation, or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life, or any other natural resource), to human health or safety; or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release, or disposal of hazardous substances, in each case as amended and as now or hereafter in effect.
2.1.22     Taxes.  (a)  All  taxes,  assessments, fees, penalties, interest, and
           ------
other governmental charges with respect to the Parties that have become due and payable by February 28, 2002 have been paid in full or adequately reserved against by the Company, and all taxes, assessments, fees, penalties, interest, and other governmental charges which have become due and payable subsequent to that date have been paid in full or adequately reserved against on its books of account and such books are sufficient for the payment of all unpaid federal, state, local, foreign, and other taxes, fees, and assessments (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods prior thereto;
(b) There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Company, nor are there any actions, suits, proceedings, investigations, or claims now pending against the Company in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority; and
(c) There are no liens for taxes upon the assets of the Company except for taxes that are not yet payable. The Company has withheld all taxes required to be withheld in respect of wages, salaries, and other payments to all employees, officers, and directors and timely paid all such amounts withheld to the proper taxing authority.
     2.1.23     Disputes  and  Litigation.  There  is  no  suit,  claim, action,
                --------------------------
litigation, or proceeding pending or, to the knowledge of the Seller and the Company, threatened against or affecting the Company, or any of its properties, assets, or business or to which the Company is a party, in any court or before any arbitrator of any kind or before or by any Governmental Entity, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on the Parties, nor is there any judgment, decree, injunction, rule, or order of any Governmental Entity or arbitrator outstanding against the Company, and having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect. There is no investigation pending or threatened against the Company before any foreign, federal, state, municipal, or other governmental department, commission, board, bureau, agency, instrumentality, or other Governmental Entity.

     2.1.24     Compliance  with  Laws.  The  Company's  business  is  not being
                -----------------------
conducted in violation of, or in a manner which could cause liability under any applicable law, rule, or regulation, judgment, decree, or order of any Governmental Entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on the Company. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and it believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as it is planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority. A true and complete list of all such franchises, permits, and licenses held by the Company is set forth in the Disclosure Schedules.
2.1.25     Related  Party Transactions. No employee, officer, or director of the
           ---------------------------
Company nor member of his or her immediate family is indebted to the Company or any other Party, nor is any Party indebted (or committed to make loans or extend or guarantee credit) to any of said persons. None of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Parties, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of any the Company is directly or indirectly interested in any material contract with any of the Parties.
2.1.26     Insurance.  The  Company  has  or  shall  obtain  fire  and  casualty
           ---------
insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow them to replace any of their properties that might be damaged or destroyed within 45 days of the execution of this Agreement. The Seller shall have in effect and in good standing the current Worker's
Compensation  with  its  current  carrier  at  the  time  of  closing.
2.1.27     Minute  Books.  The  minute  books  of  the Company provided to Buyer
           -------------
contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.
2.1.28     Disclosure.  No representation or warranty made by either the Company
           ----------
or Seller in this Agreement, nor any document, written information, statement, financial statement, certificate, or exhibit prepared and furnished or to be prepared and furnished by said parties or their representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.
2.1.29     Reliance.  The  foregoing  representations and warranties are made by
           --------
Seller and the Company with the knowledge and expectation that the Buyer is placing reliance thereon.
     2.2     Representations  and  Warranties of Buyer. Except as disclosed in a
             ------------------------------------------
document referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by Buyer to Seller prior to the execution of this Agreement (the "Disclosure Schedules"), the Buyer represents, warrants and covenants to Seller and the Company, as of the date hereof and as of the Closing, as follows:
     2.2.1     Organization,  Standing,  Power.  The Buyer is a corporation duly
               -------------------------------
organized, validly existing, and in good standing under the laws of the state of Delaware. It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. The Company is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect (as defined below) on this transaction.

     2.2.2     Authority.  The  Buyer  has  all requisite power and authority to
               ---------
enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Buyer, including the approvals of the Board of Directors of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding obligation of Buyer enforceable in accordance with its terms. Subject to the satisfaction of the conditions set forth in Article 3 below, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation, or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of the Buyer pursuant to: (i) any provision of the organization documents of the Buyer; or (ii) any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to the Buyer's respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on any of the Parties.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT
     3.1     Conditions  to Each Party's Obligations. The respective obligations
             ---------------------------------------
of each Party hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:
     (a)     No  Restraints.  No  statute,  rule,  regulation, order, decree, or
             --------------
injunction shall have been enacted, entered, promulgated, or enforced by any court or Governmental Entity of competent jurisdiction which enjoins or prohibits the consummation of this Agreement and shall be in effect.
(b)     Legal  Action.  There  shall not be pending or threatened in writing any
        -------------
action, proceeding, or other application before any court or Governmental Entity challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages.
     3.2     Conditions to Seller's Obligations. The obligations of Seller shall
             ----------------------------------
be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Seller:
     (a)     Representations  and  Warranties  of Buyer. The representations and
             ------------------------------------------
warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer to such effect on the Closing.
(b)     Performance  of  Obligations  of  Buyer.  Buyer shall have performed all
        ---------------------------------------
agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer to such effect on the Closing.
     3.3     Conditions  to  Buyer's Obligations. The obligations of Buyer shall
             -----------------------------------
be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Buyer:
     (a)     Representations  and  Warranties  of  Seller  and  the Company. The
             --------------------------------------------------------------
representations, warranties and covenants of Seller and the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing. Buyer shall have received certificates signed on behalf of Seller and the Company by the Chief Executive Officer or President of each Seller and the Company to such effect on the Closing.
(b)     Performance  of  Obligations  of  Seller and the Company. Seller and the
        --------------------------------------------------------
Company shall have performed all agreements and covenants required to be performed by them under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed on behalf of Seller and the Company by the Chief Executive Officer or President of each Seller and the Company to such effect on the Closing.
(c)     Governmental  Approvals.  All  Consents of Governmental Entities legally
        -----------------------
required by Seller and the Company for the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, other than such Consents, the failure of which to obtain would not have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

     (d)     Consents  of Other Third Parties. Seller and the Company shall have
             --------------------------------
received and delivered to Buyer all requisite consents and approvals of all lenders, lessors, and other third parties whose consent or approval is required in order for Seller and the Company to consummate the transactions contemplated by this Agreement, or in order to permit the continuation after the Closing of the business activities of the Company in the manner such business is presently carried on by it. Buyer shall have received copies of any necessary written consent(s) to this Agreement and the transactions contemplated herein.
(e)     Material  Adverse  Change.  Since  the  date hereof and through Closing,
        -------------------------
there shall not have occurred any change, occurrence, or circumstance in Seller or the Company having or reasonably likely to have, individually or in the aggregate, in the reasonable judgment of Buyer, a Material Adverse Effect on the Parties or on the transactions contemplated by this Agreement.
(f)     Diligence Investigation. Buyer, in Buyer's sole and absolute discretion,
        -----------------------
shall not have disapproved in writing prior to the Closing of any fact or item concerning Seller and the Company examined by Buyer in connection with Buyer's investigation of the Seller.

                                    ARTICLE 4
                        CLOSING AND DELIVERY OF DOCUMENTS
     4.1     Time  and  Place.  The  closing of the transactions contemplated by
             ----------------
this Agreement shall take place at the offices of Buyer's Legal Counsel, located in Los Angeles County, CA, no later than March 22, 2002, or at such other time and place as the Parties mutually agree upon in writing (which time and place are hereinafter referred to as the "Closing").
4.2     Deliveries  by  Seller.  At  Closing,  Seller  shall  make the following
        ----------------------
deliveries  to  Buyer:
     (a) Certificate(s) representing the Company Shares that Buyer is acquiring as set forth in Section 1.1 above, together with a stock power duly executed in blank, with medallion signature guarantee by a bank or broker-dealer that is a member of the medallion system;
     (b) A certificate of good standing for the Company and for each Seller if a Seller is an entity;
(c) A certificate executed by Seller certifying that: (i) all Seller's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Seller has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing;
(d) Certified resolutions of the shareholders and Board of Directors of the Company and of each Seller, if Seller is an entity, in form satisfactory to Buyer, authorizing the execution and performance of this Agreement;
(e) Transfer of checking, banking and financial authority to Buyer in the form satisfactory to Buyer; and
(f)     Financial  Statements  as  of  February  28,  2002,  as  provided above.
     4.3     Deliveries  by  the Company. At Closing, the Company shall make the
             ---------------------------
following  deliveries  to  Buyer:
     (a) A certificate representing the Company Shares that Buyer is acquiring as set forth in Section 1.1 above;
(b)     A  certificate  of  good  standing  for  the  Company;
(c) A certificate executed by the Company certifying that: (i) all of the Company's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) the Company has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement; and
(d) Certified resolutions of the shareholders and the Board of Directors of the Company, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement; and
          (e)     The  minute  book  and  corporate  records  of  the  Company.
     4.4     Deliveries  by  Buyer.  At  Closing, Buyer shall make the following
             ---------------------
deliveries  to  Seller:
     (a) A certificate executed by Buyer certifying that: (i) Buyer's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Buyer has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;
     (b)     A  certificate  of  good  standing  for  Buyer;  and
     (c) Certified resolutions of the Board of Directors of Buyer in form satisfactory to counsel for Seller, authorizing the execution and performance of this Agreement.

                                    ARTICLE 5
                                 INDEMNIFICATION
     5.1     Seller  and  the  Company's  Indemnity  Obligations.
             ---------------------------------------------------
     (a) Upon receipt of notice thereof, Seller and the Company shall, jointly and severally, indemnify, defend, and hold harmless Buyer from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs and expenses, including attorney fees and any costs of investigation that Buyer shall incur or suffer, that arise, result from or relate to: (i) any breach of, or failure by Seller or the Company to perform, any of their representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Seller and/or the Company under this Agreement; and (ii) the employment of any of the Company's employees which is in violation of any law, regulation, or ordinance of any Governmental Entity.
     (b) Buyer shall notify promptly Seller and the Company of the existence of any claim, demand, or other matter to which Seller and the Company's indemnification obligations would apply, and shall give them a reasonable opportunity to defend the same at their own expense and with counsel of their own selection, provided that Seller shall at all times also have the right to fully participate in the defense. If Seller and the Company, within a reasonable time after this notice, fails to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Seller and the Company, to compromise or settle the claim or other matter on behalf, for  the  account,  and  at  the  risk,  of  Seller  and  the  Company.
     5.2     Buyer's  Indemnity  Obligations.
             -------------------------------
     (a) Upon receipt of notice thereof, Buyer shall indemnify, defend, and hold harmless Seller and/or the Company from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller and/or the Company shall incur or suffer, that arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Buyer under this Agreement.
(b) Seller and/or the Company shall notify promptly Buyer of the existence of any claim, demand or other matter to which Buyer's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that Seller and the Company shall at all times also have the right to fully participate in the defense. If Buyer, within a reasonable time after this notice, fails to defend, Seller and the Company shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Buyer, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Buyer.
                                    ARTICLE 6
                          DEFAULT, AMENDMENT AND WAIVER
     6.1     Default.  Upon  a  breach or default under this Agreement by any of
             --------
the Parties (following the cure period provided herein), the non-defaulting party shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 15 days after receipt of notice in writing of such breach or default.
     6.2     Waiver  and  Amendment.  Any  term,  provision,  covenant,
             -----------------------
representation, warranty, or condition of this Agreement may be waived, but only
             -
by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

                                    ARTICLE 7
                             PRE-CLOSING COVENANTS.
     The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.
7.1  General.  Each  of the Parties will use its reasonable best efforts to take
     -------
all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth herein).
7.2  Notices  and  Consents. The Company will give any notices to third parties,
     ----------------------
and the Company will use its reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to herein. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in this Agreement. Without limiting the generality of the foregoing, each of the Parties will file (and the Company will cause each of its Subsidiaries to file) any Notification and Report Forms and related material that it may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, will use its reasonable best efforts to obtain a waiver from the applicable waiting period, and will make any further filings pursuant thereto that may be necessary ,proper, or advisable in connection therewith.
7.3 Operation of Business. The Company will not engage in any practice, take any
    ---------------------
action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Company will not ((i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii) pay any amount to any third party with respect to any liability or obligation (including any costs and expenses the Company has incurred or may incur in connection with this Agreement and the transactions contemplated hereby), or (iii) otherwise engage in any practice, take any action, or enter into any transaction of the sort that would materially injure the prospects of the Company.
7.4  Preservation of Business. The Company will keep its business and properties
     ------------------------
substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.
7.5  Full  Access.  The Company will permit representatives of the Buyer to have
     ------------
full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Company. The Buyer will treat and hold as such any Confidential Information it receives from any of the Company Stockholders, the Company, and its Subsidiaries in the course of the reviews contemplated by this paragraph will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Sellers and the Company all tangible embodiments (and all copies) of the Confidential Information which are in its possession.
7.6  Notice  of  Developments. Each Party will give prompt written notice to the
     ------------------------
other Party of any material adverse development causing a breach of any of its own representations and warranties above. No disclosure by any Party pursuant to this paragraph however, shall be deemed to amend or supplement any disclosure schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.
7.7  Exclusivity.  The  Company will not (i) solicit, initiate, or encourage the
     -----------
submission of any proposal or offer from any person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of any of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing.

     7.8  Maintenance  of  Real  Property.  The  Company shall maintain its real
          -------------------------------
property, including all of the improvements in substantially the same condition as of the date of this Agreement, ordinary wear and tear excepted, and shall not demolish or remove any of the existing improvements, or erect new improvements on the real property or any portion thereof, without the prior written consent of  the  Buyer.
7.9  Leases. The Company shall not amend, modify, extend, renew or terminate any
     ------
Lease, nor shall the Company enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property without the prior written consent of the Buyer.
                                    ARTICLE 8
                                  MISCELLANEOUS
     8.1     Expenses.  Whether  or not the transactions contemplated hereby are
             ---------
consummated, each of the Parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer, and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.
     8.2     Notices.  Any  notice,  request,  instruction,  or  other  document
             --------
required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:
     To  Buyer:               Imaging  Technologies  Corporation
     Attn:  President
15175  Innovation  Drive
San  Diego,  CA  92128
Telephone:  858  613-1300  -  Fax:  858  207-6505

     With  a  copy  to:               Radcliff  Frandsen Dongell & Lawrence, LLP
     Attention:  Russell  M.  Frandsen,  Esq.
707  Wilshire  Boulevard,  45th  Floor
Los  Angeles,  CA  90017
     Telephone:  213/614-1990
     To  the  Company:          EnStructure,  Inc.
     18662  MacArthur  Boulevard,  2nd  Floor
     Irvine,  CA  92612
     To  Seller:               Richard  R.  McKinley
                    c/o  EnStructure,  Inc.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.
     8.3     Entire  Agreement.  This  Agreement, together with the Schedule and
             -----------------
Exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the schedules or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

     8.4     Survival  of  Representations.  All  statements  of fact (including
             -----------------------------
Financial Statements) contained in the Schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.
8.5     Incorporated  by  Reference.  The schedules, exhibits, and all documents
        ---------------------------
(including,  without  limitation,  all  financial  statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.
8.6     Remedies  Cumulative.  No  remedy  herein  conferred upon the Parties is
        --------------------
intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.
8.7     Execution  of  Additional  Documents.  Each  Party  hereto  shall  make,
        ------------------------------------
execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.
8.8     Finders'  and  Related  Fees.  Each of the Parties hereto is responsible
        ----------------------------
for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.
8.9     Governing  Law.  This  Agreement has been negotiated and executed in the
        --------------
State of California and shall be construed and enforced in accordance with the laws of such state without regard to its conflict of laws provisions.
8.10     Forum.  Each of the Parties hereto agrees that any action or suit which
         -----
may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County or San Diego County, California.
8.11     Professional  Fees.  In the event any Party hereto shall commence legal
         ------------------
proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this
Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.
 8.12     Binding  Effect  and  Assignment.  This  Agreement  shall inure to the
          --------------------------------
benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.
     8.13     Counterparts; Facsimile Signatures. This Agreement may be executed
              ----------------------------------
simultaneously  in  one  or  more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.
     8.14     Representation.  The Parties hereto agree and acknowledge that the
              --------------
law firm of Radcliff, Frandsen, Dongell & Lawrence LLP has represented Buyer in preparing this Agreement. All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.
     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

     BUYER:
     Imaging  Technologies  Corporation,
a  Delaware  corporation
/s/  Brian  Bonar
Its:  Chief  Executive  Officer  and  President

     THE  COMPANY:
     EnStructure,  Inc.,
a  Nevada  corporation
/s/  Richard  McKinley
Its:  CEO

SELLER
/s/  Richard  McKinley,  an  individual

                                    EXHIBIT A
                        SHAREHOLDERS OF ENSTRUCTURE, INC.
          Name                                   Number  of  Shares  Held
          ----                                   ------------------------
          Richard  R.  McKinley                         25,000

                                    EXHIBIT B
              IMAGING TECHNOLOGIES CORPORATION DISCLOSURE SCHEDULE
The items set forth below are exceptions to the representations and warranties of Imaging Technologies Corporation ("Buyer") set forth in Section 2 of the Agreement. Any matter set forth herein as an exception to a section of the Agreement shall be deemed to constitute an exception to all other applicable sections of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Section          Exception
-------          ---------

                                    EXHIBIT C
     ENSTRUCTURE,  INC.  DISCLOSURE  SCHEDULE
The items set forth below are exceptions to the representations and warranties of EnStructure, Inc. (the "Company") set forth in Section 2 of the Agreement. Any matter set forth herein as an exception to a section of the Agreement shall be deemed to constitute an exception to all other applicable sections of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Section          Exception
-------          ---------

EXHIBIT  D
               ENSTRUCTURE, INC. SHAREHOLDERS DISCLOSURE SCHEDULE
The items set forth below are exceptions to the representations and warranties of the Shareholders of EnStructure, Inc. ("Seller") set forth in Section 2 of the Agreement. Any matter set forth herein as an exception to a section of the Agreement shall be deemed to constitute an exception to all other applicable sections of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Section          Exception
-------          ---------

                                    EXHIBIT E
                               EXISTING CONTRACTS

Graduate  Systems
A-Professional
Gregg's  Mobil
Family  Toyota
Discount  Auto
Discount  Repair
Ramona  Distributing
Phillips  Union  Station
Pomona  Union  Station
Fulcrum  Technology
Netsource
San  Clemente  Mobile
North  County  Center
Schlotzsky's  Deli
City  of  Tyler,  AZ
Certa  Pro  Painter
SC  Medical  Center
Certa  Pro  Painter

                                 SCHEDULE 1.2.1
                   ASSETS AND LIABILITIES OF ENSTRUCTURE, INC.